SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FundX Upgrader Funds
(each, a series of Professionally Managed Portfolios)

Dear Shareholder:

I am writing to you about an important proposal regarding your investment in the FundX Upgrader Funds (each a “Fund” and together the “Funds”).  A Special Meeting of Shareholders of the Funds will be held on August 1, 2014 at 9:00 am, Pacific Time (the “Special Meeting”).  (See the full list of the Funds following this letter.)  The purpose of the Special Meeting is to seek your approval of the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

(1)
Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of FundX Investment Trust (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”).

The Funds are currently organized as series of Professionally Managed Portfolios (the “Trust”), a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Pursuant to Proposal 1, if the Proposed Reorganizations are approved by shareholders, the Funds would be reorganized into the New Funds, which are series of the New Trust, a newly created registered investment company with its principal offices at 235 Montgomery Street, Suite 1049, San Francisco, California 94104.  The Proposed Reorganizations would not result in a change to the Funds’ names, investment objectives, principal investment strategies, risks, fundamental limitations (except with respect to the FundX Aggressive Upgrader Fund and the FundX Conservative Upgrader Fund where they are substantially similar to the fundamental investment restrictions of the corresponding New Funds), non-fundamental limitations, investment advisor and other key service providers.  The Proposed Reorganizations will result in the Funds being overseen by a different Board of Trustees.  The Fund’s investment advisor, FundX Investment Group, LLC (“FundX” or the “Advisor”), has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds until January 31, 2016 following the completion of the Proposed Reorganizations.  It is important to note that, under each Proposed Reorganization, you would receive exactly the same number and dollar amount of shares of the New Fund as you held in the corresponding Fund on the effective date of the Proposed Reorganization.

This package contains a Proxy Statement, other information regarding the Proposal and the materials to use when casting your vote.  Only shareholders of record as of the close of business on May 23, 2014, are entitled to vote at the Special Meeting.  Whether or not you expect to attend the Special Meeting please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The Proposal has been carefully reviewed by the Board of Trustees of the Trust, all of whom are unaffiliated with the Funds and FundX.  After careful consideration, the Board of the Trust unanimously approved the above Proposal and recommends that you vote “FOR” the Proposal.

The questions and answers on the next few pages are provided to assist you in understanding the Proposal.  The Proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

If you have any questions before you vote, please call us toll-free at 1-800-814-8954.  Representatives are available Monday through Friday from 9 a.m. until 9 p.m., Eastern Time.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Janet M. Brown

Janet M. Brown
President
FundX Investment Group, LLC

Important information to help you understand and vote on the proposal

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials.  For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers

Q.	What is the attached document and why are we sending it to you?
A.
The attached document is a Proxy Statement and is being provided to you by the FundX Upgrader Funds (each a “Fund” and together the “Funds”), which are currently series of Professionally Managed Portfolios (the “Trust”), in connection with the solicitation of proxies to vote on the proposal (the “Proposal”).

Proposal 1 relates to a proposal to approve an Agreement and Plan of Reorganization under which all of the assets of each Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of FundX Investment Trust (the “New Trust”), in exchange solely for (1) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (2) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”).

The Proxy Statement contains the information that shareholders of the Funds should know before voting on the Proposal at the special meeting of shareholders (“Special Meeting”).

Approval for the Agreement and Plan of Reorganization with respect to each Fund requires an affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund’s outstanding shares.

Q.	What are the Proposed Reorganizations under Proposal 1?
A.
It is proposed that each Fund be reorganized into a corresponding New Fund, which is a newly created series of the New Trust.  The New Trust has been recently established as a Delaware statutory trust and is overseen by its own Board.  The chart below shows how the Funds will be reorganized as a result of the Proposed Reorganizations:

Fund	Proposed to be Reorganized into	New Fund
FundX Upgrader Fund (FUNDX)	è	FundX Upgrader Fund (FUNDX) (new)
FundX Flexible Income Fund (INCMX)	è	FundX Flexible Income Fund (INCMX) (new)
FundX Conservative Upgrader Fund (RELAX)	è	FundX Conservative Upgrader Fund (RELAX) (new)
FundX Aggressive Upgrader Fund (HOTFX)	è	FundX Aggressive Upgrader Fund (HOTFX) (new)
FundX Tactical Upgrader Fund (TACTX)	è	FundX Tactical Upgrader Fund (TACTX) (new)
FundX Tactical Total Return Fund (TOTLX)	è	FundX Tactical Total Return Fund (TOTLX) (new)

Q.	What will happen to the Funds if Proposal 1 is approved by shareholders?
A.
Subject to the approval of shareholders as described below, each Fund will be reorganized into a corresponding New Fund.  All of the assets and liabilities of each Fund will be transferred to and assumed by the corresponding New Fund, and you, as a shareholder of a Fund, will receive exactly the same number and dollar amount of shares of the New Fund as you held in the corresponding Fund on the effective date of the Proposed Reorganization.  Subsequently, each Fund will be liquidated and terminated.  Each Proposed Reorganization requires approval by the participating Fund’s shareholders.  Notwithstanding any differences in the fundamental investment restrictions, there will be no material effect on the way the Funds are managed.

Q.	Why are the Funds reorganizing into the New Funds?
A.
As noted above, the Funds are currently series of the Trust, which is a Massachusetts business trust.  The Trust is organized as a “multiple-series trust” or ”MST,” whereby a common Board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers.  The Funds form only a part of the Trust and FundX Investment Group, LLC (“FundX” or the “Advisor”), the Funds’ investment advisor, is one of a number of investment advisors that provide investment management services to various funds in the Trust.  The Board of the Trust believes that the MST structure can often provide for significant benefits and efficiencies to funds and their shareholders.

The Board of the Trust understands, however, that the benefits of the MST structure may be less pronounced in certain circumstances than in others.  As a result of FundX’s focused growth strategy for its businesses, FundX expects to continue to grow the Funds and to expand the number of fund offerings it provides.  While FundX believes that the Board of the Trust has served the Funds and their shareholders well, FundX also believes that given this growth strategy, it would be appropriate at this time to restructure the Funds into the more traditional format.  Under this structure, the Board of the New Trust will oversee the New Funds, and any newly created series of the New Trust, each of which will be advised by FundX.

2

Q.	What should I know about the New Funds?
A.
FundX currently serves as the investment advisor to the Funds and, if the Proposed Reorganizations are approved, FundX will continue to be the investment advisor to the New Funds.

The Proposed Reorganizations will not result in a change to the Funds’ investment objective, principal investment strategies, risks, fundamental limitations (except with respect to the FundX Aggressive Upgrader Fund and the FundX Conservative Upgrader Fund where they are substantially similar to the fundamental investment restrictions of the corresponding New Funds), non-fundamental limitations, investment advisor and other key service providers.  The, Proposed Reorganizations are not expected to result in an increase in  the total annual fund operating expenses of the Funds,  In addition,  FundX has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds until January 31, 2016 following the completion of the Proposed Reorganizations.  FundX will be entitled to recoup any expenses paid or advisory fees waived prior to the Proposed Reorganizations under the same conditions as are currently in effect.

It is important to note that, if the Proposed Reorganizations are approved, you will receive New Fund shares equal in value as of the Proposed Reorganizations’ closing date to shares of the corresponding Fund you hold as of such date.  A Proposed Reorganization will not affect the value of your investment at the time of the Proposed Reorganization, and your interest in a Fund will not be diluted.  The Proposed Reorganizations are expected to be tax-free to each Fund and its shareholders.

Q.	What happens if a Proposed Reorganization is not approved?
A.
The consummation of any Proposed Reorganization is not contingent on the consummation of any other Proposed Reorganization.  Thus, if any Fund’s shareholders do not approve the Proposed Reorganization involving that Fund, that Reorganization will not be effected, but the Reorganizations of the other Funds will not be affected thereby.  In such a case, the Fund will continue its operations beyond the date of the Proposed Reorganization.

Q.	Will I be able to purchase and redeem shares and receive distributions the same way?
A.	The Proposed Reorganizations will not affect your right to purchase and redeem shares and to receive distributions.
Q.	What action has the Board taken?
A.
After careful consideration, the Board of the Trust, including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”), approved the Proposal and authorized the solicitation by the Funds of proxies voting “FOR” the Proposal.

Q.	Who bears the expenses associated with the Proposal?
A.
FundX will bear expenses associated with the Proposal.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the legal fees and accounting fees with respect to the Proposal and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Funds will not incur any expenses in connection with the Proposal.

3

Q.	Who is AST Fund Solutions?
A.
AST Fund Solutions is a third party proxy vendor that FundX has engaged to contact shareholders and record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?
A.
Shareholders of record of each Fund as of the close of business on May 23, 2014 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal affecting their Fund presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.
Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Proposal can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Proposal would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How do I place my vote?
A.
You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on August 1, 2014 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Proposal on which you are being asked to vote.  This proxy is revocable and could be changed prior to the Special Meeting.

Your Vote Is Important.  Thank You for Promptly Recording Your Vote.

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Table of Contents

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		i
INSTRUCTIONS FOR EXECUTING PROXY CARDS		ii
PROXY STATEMENT		1
PROPOSAL 1 – APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION		2
A.	OVERVIEW	2
B.	REASONS FOR THE PROPOSED REORGANIZATIONS	3
C.	BOARD CONSIDERATIONS	3
D.	COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS	4
E.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	4
F.	PERFORMANCE INFORMATION	13
G.	COMPARISON OF SHAREHOLDER SERVICES	20
H.	COMPARISON OF VALUATION PROCEDURES	20
I.	MANAGEMENT	21
J.	CAPITALIZATION	22
K.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	24
L.	FEDERAL INCOME TAX CONSEQUENCES	24
M.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	25
O.	VOTE REQUIRED FOR PROPOSAL 1	28
ADDITIONAL INFORMATION		29
OTHER BUSINESS		31
SUBMISSION OF SHAREHOLDER PROPOSALS		31
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES		31
SOLICITATION OF SHAREHOLDER VOTE		32
QUORUM AND REQUIRED VOTE FOR THE FUNDS		32
HOUSEHOLDING		32
APPENDIX A		1
APPENDIX B		1
APPENDIX C		1
APPENDIX D		1
APPENDIX E		1

FUNDX UPGRADER FUNDS

FundX Upgrader Fund – FUNDX
FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX
FundX Aggressive Upgrader Fund – HOTFX
FundX Tactical Upgrader Fund – TACTX
FundX Tactical Total Return Fund – TOTLX
(each a series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Scheduled for August 1, 2014

A Special Meeting of Shareholders (the “Special Meeting”) of the FundX Upgrader Funds (each, a “Fund”), each a series of Professionally Managed Portfolios (the “Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on August 1, 2014, at 9:00 a.m., Pacific Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal 1:
Approval of an Agreement and Plan of Reorganization under which all of the assets of each Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of FundX Investment Trust (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively, the “Proposed Reorganizations”).

The Board of Trustees of the Trust has fixed the close of business on May 23, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Elaine E. Richards

Elaine E. Richards
President and Secretary
Professionally Managed Portfolios
June 4, 2014

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

i

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
			REGISTRATION	VALID SIGNATURE
	A.	1)	ABC Corp.	John Smith, Treasurer
		2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

	B.	1)	ABC Corp. Profit Sharing Plan	Jane Smith, Trustee
		2)	ABC Trust	Jane Smith, Trustee
			Jane Smith, Trustee u/t/d 12/28/78	Jane Smith, Trustee

	C.	1)	John Smith, Cust. f/b/o John Smith, Jr. UGMA	John Smith

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the shaded box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

ii

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FUNDX UPGRADER FUNDS
(each a series of Professionally Managed Portfolios)

To be held on August 1, 2014

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of shareholders of the FundX Upgrader Funds (each a “Fund”), each a series of Professionally Managed Portfolios (the “Trust”), and at any adjournments thereof, to be held on August 1, 2014 at 9:00 a.m., Pacific time, at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposal (the “Proposal”) by the shareholders of each Fund voting separately and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal 1:
Approval of an Agreement and Plan of Reorganization under which all of the assets of each Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of FundX Investment Trust (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively, the “Proposed Reorganizations”).

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as May 23, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the following website – www.proxyonline.com – and are being mailed to Shareholders on or about June 9, 2014.

PROPOSAL 1 – APPROVAL OF AN AGREEMENT AND PLAN OF
REORGANIZATION

A.           OVERVIEW

At a meeting held on May 12-13, 2014, the Board of the Trust, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Plan of  Reorganization”).  Under the Plan of Reorganization and the Proposed Reorganizations, each Fund, a series of the Trust, will assign all of its assets to a corresponding New Fund, a series of the New Trust, in exchange solely for (1) a number of New Fund shares equivalent in number and value to shares of the corresponding Fund outstanding immediately prior to the Closing Date (as defined herein), and (2) the New Fund’s assumption of the Fund’s liabilities, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent in number and value to the Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about August 1, 2014 (the “Closing Date”).  Like the Trust, the New Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

If the Plan of Reorganization is approved by a Fund’s shareholders, they will become shareholders of the corresponding New Fund as set forth below:

Fund	Proposed to be Reorganized into	New Fund
FundX Upgrader Fund (FUNDX)	è	FundX Upgrader Fund (FUNDX) (new)
FundX Flexible Income Fund (INCMX)	è	FundX Flexible Income Fund (INCMX) (new)
FundX Conservative Upgrader Fund (RELAX)	è	FundX Conservative Upgrader Fund (RELAX) (new)
FundX Aggressive Upgrader Fund (HOTFX)	è	FundX Aggressive Upgrader Fund (HOTFX) (new)
FundX Tactical Upgrader Fund (TACTX)	è	FundX Tactical Upgrader Fund (TACTX) (new)
FundX Tactical Total Return Fund (TOTLX)	è	FundX Tactical Total Return Fund (TOTLX) (new)

Each Fund’s name, investment objective, principal investment strategies, risks and investment limitations (except with respect to the FundX Aggressive Upgrader Fund and the FundX Conservative Upgrader Fund where they are substantially similar to the fundamental investment restrictions of the corresponding New Funds) will be the same as those of the New Fund.

In addition, the current investment advisor to the Funds, FundX Investment Group, LLC (“FundX” or the “Advisor”), will continue to serve as the investment advisor to the New Funds and the New Funds will employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Funds.  FundX has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds until January 31, 2016 following the completion of the Proposed Reorganizations.  FundX will be entitled to recoup any expenses paid or advisory fees waived prior to the Proposed Reorganizations, under the same terms and conditions as currently in effect.

There are some differences between the New Funds and the Funds.  In particular, the Trust and New Trust are organized under different state laws, and the Board of the Trust is different from the Board of the New Trust.

If approved, the Closing Date for the Proposed Reorganizations is expected to be on or about August 1, 2014, although the date may be adjusted in accordance with the Plan of Reorganization.  The Proposed Reorganizations are expected to be tax-free to the Funds and their shareholders.

B.           REASONS FOR THE PROPOSED REORGANIZATIONS

The Funds are currently series of the Trust, which is a Massachusetts business trust.  The Trust is organized as a “multiple-series trust” or “MST,” whereby a common Board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers.  The Funds form only a part of the Trust and FundX is one of a number of investment advisors that provide investment management services to various funds in the Trust.  This structure is in contrast to the more common mutual fund structure whereby all of the funds overseen by a board in an investment company complex have a common investment advisor.  The Board of the Trust believes that the MST structure can often provide for significant benefits and efficiencies to funds and their shareholders.  The MST structure can also provide for certain benefits for investment advisors who must often subsidize new funds until they grow to a size sufficient to enable them offer an attractive expense structure.

The Board of the Trust understands, however, that the benefits of the MST structure may be less pronounced in certain circumstances than in others.  As a result of FundX’s focused growth strategy for its businesses, FundX expects to continue to grow the Funds and to expand the number of fund offerings it provides.  This effort has led FundX to conclude that the Funds would be well served by the more traditional structure, whereby the Board for the New Trust can focus its entire attention to FundX and its business and on the FundX Upgrader Funds.  While FundX believes that the Board of the Trust has served the Funds and their shareholders well, FundX also believes that given this growth strategy, it would be appropriate at this time to restructure the Funds into the more traditional format.  Under this structure, the Board of the New Trust will oversee the New Funds, and any newly created series of the New Trust, each of which will be advised by FundX.

C.           BOARD CONSIDERATIONS

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Trust’s Board, including all of the Independent Trustees, has determined that each Proposed Reorganization is in the best interests of the participating Fund and its shareholders and that the interests of existing shareholders of the Funds will not be diluted as a result of the Proposed Reorganization.

The Board considered the following matters, among others, in approving Proposal 1:

Recommendation of FundX.  The Board reviewed FundX’s recommendation that each Fund reorganize into the corresponding New Fund.

The Terms and Conditions of the Proposed Reorganizations.  The Board reviewed and approved the terms of the Plan of Reorganization, noting that the Proposed Reorganizations would be submitted to the Funds’ shareholders for approval.

No Dilution of Shareholder Interests.  The Board considered that the Proposed Reorganizations would not result in a dilution of shareholder interests.

Expenses Relating to the Proposed Reorganizations.  The Board noted that FundX will bear the costs associated with the Proposed Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios and Continuation of Cap on Expenses.  The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the section entitled “Comparison of Current and Pro Forma Fees and Expenses” of this Proxy Statement).  The Board noted that the Advisor has agreed to maintain the Funds’ current fee caps under the Operating Expense Limitation Agreement for each New Fund until January 31, 2016.  The Board also noted that the Advisor will be entitled to recoup any expenses paid or advisory fees waived prior to the Proposed Reorganizations, under the same terms and conditions currently in effect, which would result in a direct benefit to the Advisor.

Investment Objectives, Investment Strategies, Policies, Limitations and Risks.  The Board noted and considered that the investment objectives, principal investment strategies, non-fundamental limitations and risks of each New Fund are the same as the investment objectives, principal investment strategies, and non-fundamental investment limitations and risks of the corresponding Fund.  The Board also considered that the fundamental investment restrictions are also identical, except with respect to the FundX Aggressive Upgrader Fund and the FundX Conservative Upgrader Fund where they are substantially similar to the fundamental investment restrictions of the corresponding New Funds.

Investment Advisor and Third Party Service Arrangements.  The Board noted that the New Funds would continue to engage FundX as the investment advisor, with each New Fund retaining the same portfolio managers as each Fund and the retention of the Third Party Service Providers as service providers.

Assumption of Liabilities.  The Board took note of the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of the corresponding Fund.

Tax Consequences.  The Board considered that each Proposed Reorganization is expected not to result in taxable income or gain or other adverse federal tax consequences.

Based on the Advisor’s recommendation, the Board of the Trust unanimously approved the Proposed Reorganizations, subject to the solicitation of the shareholders of the Funds to vote “FOR” the approval of the Plan of Reorganization and their approval thereof.

D.           COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS

The investment objective, principal investment strategies, risks and investment limitations (except for the investment limitation regarding industry concentration for the FundX Aggressive Upgrader Fund and FundX Conservative Upgrader Fund) of each Fund and the corresponding New Fund are identical.

After reviewing the investment portfolio of the Aggressive Upgrader Fund and Conservative Upgrader Fund since their inception, the Advisor has confirmed that neither Fund has ever concentrated its investments in an industry.  As the Advisor does not anticipate that either Fund would ever concentrate in any industry, it determined to bring the New Funds’ fundamental investment policy with respect to industry concentration in line with the other FundX Upgrader Funds.  The Advisor not does anticipate that this change will cause changes to the Funds’ investment portfolios or management style.

Each New Fund is newly organized and will commence operation on the next business day after the Closing Date.  Each Fund’s and New Fund’s investment objective and principal investment strategies are outlined further in Appendix B, principal risks are outlined further in Appendix C and fundamental and non-fundamental limitations are outlined further in Appendix D.

E.           COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

Comparative Fee Tables

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.  The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses show the anticipated effects of the Proposed Reorganizations on both shareholder fees and operating expenses.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Funds as of September 30, 2013.

The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses each Fund is expected to incur going forward.  The Total Annual Fund Operating Expenses, as presented, assume that the Proposed Reorganizations are successfully completed for all of the Funds.

1.           FundX Upgrader Fund

FundX Upgrader Fund
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.26%	0.26%
Acquired Fund (Underlying Fund) Fees and Expenses	0.68%	0.68%
Total Annual Fund Operating Expenses(2)	1.94%	1.94%
Expense Reduction/Reimbursement	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement(3)	1.93%	1.93%

(1)
FundX Investment Group (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Upgrader Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Upgrader Fund to 1.25% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect at least until January 31, 2016.  A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made in the prior three fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Expense Cap may be terminated at any time after January 31, 2016, by the New Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.  If the Fund has expenses that are excluded from the Expense Cap, the Fund’s expenses could be higher.

(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Additionally, U.S. Bank rebates a portion of fees from certain Underlying Funds for processing transactions.  If such amounts were reflected in this table, the Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement would have been 1.91%.  This rebate will remain in place for the New Fund.

Example
This Example is intended to help you compare the cost of investing in the Upgrader Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Upgrader Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Upgrader Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FundX Upgrader Fund	1 Year	3 Years	5 Years	10 Years
Current	$194	$606	$1,044	$2,262
Pro Forma	$194	$606	$1,044	$2,262

2.           FundX Flexible Income Fund

FundX Flexible Income Fund
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%	0.70%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.27%	0.27%
Acquired Fund (Underlying Fund) Fees and Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses(1) (2)	1.55%	1.55%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
Additionally, U.S. Bank rebates a portion of fees from certain Underlying Funds for processing transactions.  If such amounts were reflected in this table, the Total Annual Fund Operating Expenses would have been 1.53%.  This rebate will remain in place for the New Fund.

Example
This Example is intended to help you compare the cost of investing in the Flexible Income Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Flexible Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Flexible Income Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FundX Flexible Income Fund	1 Year	3 Years	5 Years	10 Years
Current	$156	$488	$843	$1,844
Pro Forma	$156	$488	$843	$1,844

3.           FundX Conservative Upgrader Fund

FundX Conservative Upgrader Fund
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.44%	0.44%
Acquired Fund (Underlying Fund) Fees and Expenses	0.62%	0.62%
Total Annual Fund Operating Expenses(2)	2.06%	2.06%
Expense Reduction/Reimbursement	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement(3)	1.87%	1.87%

(1)
FundX Investment Group (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Conservative Upgrader Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Conservative Upgrader Fund to 1.25% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect at least until January 31, 2016.  A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made in the prior three fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Expense Cap may be terminated at any time after January 31, 2016, by the New Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.  If the Fund has expenses that are excluded from the Expense Cap, the Fund’s expenses could be higher.

(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Additionally, U.S. Bank rebates a portion of fees from certain Underlying Funds for processing transactions.  If such amounts were reflected in this table, the Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement would have been 1.86%.  This rebate will remain in place for the New Fund.

Example
This Example is intended to help you compare the cost of investing in the Conservative Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Conservative Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Conservative Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FundX Conservative Upgrader Fund	1 Year	3 Years	5 Years	10 Years
Current	$189	$626	$1,090	$2,374
Pro Forma	$189	$626	$1,090	$2,374

4.           FundX Aggressive Upgrader Fund

FundX Aggressive Upgrader Fund
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.37%	0.37%
Acquired Fund (Underlying Fund) Fees and Expenses	0.71%	0.71%
Total Annual Fund Operating Expenses(2)	2.08%	2.08%
Expense Reduction/Reimbursement	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement(3)	1.96%	1.96%

(1)
FundX Investment Group (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Aggressive Upgrader Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Aggressive Upgrader Fund to 1.25% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect at least until January 31, 2016.  A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made in the prior three fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Expense Cap may be terminated at any time after January 31, 2016, by the New Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.  If the Fund has expenses that are excluded from the Expense Cap, the Fund’s expenses could be higher.

(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Additionally, U.S. Bank rebates a portion of fees from certain Underlying Funds for processing transactions.  If such amounts were reflected in this table, the Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement would have been 1.94%.  This rebate will remain in place for the New Fund.

Example
This Example is intended to help you compare the cost of investing in the Aggressive Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Aggressive Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Aggressive Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FundX Aggressive Upgrader Fund	1 Year	3 Years	5 Years	10 Years
Current	$197	$638	$1,106	$2,399
Pro Forma	$197	$638	$1,106	$2,399

5.           FundX Tactical Upgrader Fund

FundX Tactical Upgrader Fund
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.39%	0.39%
Acquired Fund (Underlying Fund) Fees and Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses(2)	1.58%	1.58%
Expense Reduction/Reimbursement	-0.14%	-0.14%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.44%	1.44%

(1)
FundX Investment Group (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Tactical Upgrader Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Tactical Upgrader Fund to 1.25% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect at least until January 31, 2016.  A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made in the prior three fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Expense Cap may be terminated at any time after January 31, 2016, by the New Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.  If the Fund has expenses that are excluded from the Expense Cap, the Fund’s expenses could be higher.

(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Tactical Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Tactical Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Tactical Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FundX Tactical Upgrader Fund	1 Year	3 Years	5 Years	10 Years
Current	$147	$485	$847	$1,866
Pro Forma	$147	$485	$847	$1,866

5.           FundX Tactical Total Return Fund

FundX Tactical Total Return Fund
	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	1.47%	1.47%
Acquired Fund (Underlying Fund) Fees and Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses(2)	2.84%	2.84%
Expense Reduction/Reimbursement	-1.22%	-1.22%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.62%	1.62%

(1)
FundX Investment Group (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Tactical Total Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement for shares of the Tactical Total Return Fund to 1.25% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect at least until January 31, 2016.  A reimbursement may be requested by the Advisor for fee reductions and/or expense payments made in the prior three fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Expense Cap may be terminated at any time after January 31, 2016, by the New Trust’s Board of Trustees upon 60-day notice to the Advisor, or by the Advisor with the consent of the Board.  If the Fund has expenses that are excluded from the Expense Cap, the Fund’s expenses could be higher.

(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Tactical Total Return Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Tactical Total Return Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Tactical Total Return Fund’s operating expenses remain the same (taking into account the Expense Cap for one year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FundX Tactical Total Return Fund	1 Year	3 Years	5 Years	10 Years
Current	$165	$765	$1,391	$3,078
Pro Forma	$165	$765	$1,391	$3,078

The following table reflects current annual fund expense ratios for each Fund and corresponding New Fund as a percentage of the Fund’s daily net assets, both before and after expense waivers and reimbursements as of September 30, 2013.  Each Fund (except for the FundX Flexible Income Fund) has an expense cap of 1.25%.  The FundX Flexible Income Fund has an expense cap of 0.99%.  The expense caps exclude acquired fund fees and expenses (“AFFE”), interest expense in connection with investment activities, taxes and extraordinary expenses.  The Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement shown below include AFFE.  As the pro forma expenses show, the Proposed Reorganizations will have no effect on annual fund operating expenses before and after expense waivers and reimbursement of each Fund.

Fund	Current	Pro Forma
FundX Upgrader Fund

Total Annual Fund Operating Expenses	1.94%	1.94%

Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.93%	1.93%

FundX Flexible Income Fund

Total Annual Fund Operating Expenses	1.55%	1.55%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.55%	1.55%

FundX Conservative Upgrader Fund

Total Annual Fund Operating Expenses	2.06%	2.06%

Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.87%	1.87%

FundX Aggressive Upgrader Fund

Total Annual Fund Operating Expenses	2.08%	2.08%

Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.96%	1.96%

FundX Tactical Upgrader Fund

Total Annual Fund Operating Expenses	1.58%	1.58%

Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.44%	1.44%

FundX Tactical Total Return Fund

Total Annual Fund Operating Expenses	2.84%	2.84%

Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.62%	1.62%

F.           PERFORMANCE INFORMATION

The information in this section shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time.  The bar charts depict a Funds’ annual total return for each of the last 10 calendar years (or since inception of the Fund if shorter).  The tables below provide the average annual total return information for the Funds, and include both before- and after-tax returns.  Each Fund’s average annual returns for one-, five- and ten-year periods (or since inception of the Fund if shorter) are compared to the performance of an appropriate broad-based index.

The New Funds have not yet commenced operations and therefore have no performance history.  However, if the Proposed Reorganizations are approved by shareholders, each New Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Fund and will adopt the financial statements and performance history of the corresponding Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

1.           FundX Upgrader Fund - FUNDX

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of March 31, 2014 was 1.24%.

Best and Worst Quarters
Best Quarter	Q3 2009	19.68%
Worst Quarter	Q4 2008	-22.45%

Average Annual Total Returns as of December 31, 2013
FundX Upgrader Fund – FUNDX	1 Year	5 Years	10 Years
Return Before Taxes	29.56%	14.06%	7.17%
Return After Taxes on Distributions	29.31%	13.99%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares	16.85%	11.30%	5.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

2.           FundX Flexible Income Fund - INCMX

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of March 31, 2014 was 2.00%.

Best and Worst Quarters
Best Quarter	Q3 2009	6.06%
Worst Quarter	Q3 2011	-3.85%

Average Annual Total Returns as of December 31, 2013
FundX Flexible Income Fund - INCMX	1 Year	5 Years	10 Years
Return Before Taxes	3.68%	5.68%	4.84%
Return After Taxes on Distributions	1.42%	4.17%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	3.92%	3.34%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.70%	0.12%	1.68%

3.           FundX Conservative Upgrader Fund - RELAX

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of March 31, 2014 was 1.28%.

Best and Worst Quarters
Best Quarter	Q3 2009	14.73%
Worst Quarter	Q4 2008	-12.91%

Average Annual Total Returns as of December 31, 2013
FundX Conservative Upgrader Fund – RELAX	1 Year	5 Years	10 Years
Return Before Taxes	18.56%	11.07%	6.07%
Return After Taxes on Distributions	17.55%	10.58%	5.91%
Return After Taxes on Distributions and Sale of Fund Shares	10.74%	8.65%	5.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Blended 60% S&P 500® Index/40% Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	17.56%	12.71%	6.54%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%

4.           FundX Aggressive Upgrader Fund - HOTFX

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of March 31, 2014 was 0.91%.

Best and Worst Quarters
Best Quarter	Q3 2009	19.22%
Worst Quarter	Q4 2008	-21.88%

Average Annual Total Returns as of December 31, 2013
FundX Aggressive Upgrader Fund - HOTFX	1 Year	5 years	10 Years
Return Before Taxes	29.49%	14.11%	7.43%
Return After Taxes on Distributions	29.38%	14.08%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares	16.72%	11.35%	6.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

5.           FundX Tactical Upgrader Fund - TACTX

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of March 31, 2014 was 0.72%.

Best and Worst Quarters
Best Quarter	Q3 2009	6.34%
Worst Quarter	Q3 2011	-2.31%

Average Annual Total Returns as of December 31, 2013
			Since Inception
FundX Tactical Upgrader Fund - TACTX	1 Year	5 Year	(2/29/08)
Return Before Taxes	8.55%	5.15%	-2.71%
Return After Taxes on Distributions	8.55%	5.09%	-2.76%
Return After Taxes on Distributions and Sale of Fund Shares	4.84%	4.02%	-2.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	8.16%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.38%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.07%	0.12%	0.34%

6.  FundX Tactical Total Return Fund - TOTLX

Calendar Year Total Return as of December 31*
* The Fund’s year-to-date return as of March 31, 2014 was 0.90%.

Best and Worst Quarters
Best Quarter	Q3 2010	3.89%
Worst Quarter	Q3 2011	-2.95%

Average Annual Total Returns as of December 31, 2013
	1 Year	Since Inception
FundX Tactical Total Return Fund - TOTLX		(5/29/09)
Return Before Taxes	4.46%	4.48%
Return After Taxes on Distributions	3.14%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	3.34%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	18.92%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.55%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.07%	0.12%

G.           COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

Each New Fund will offer the same shareholder purchase and redemption services as the corresponding Fund, including telephone purchases and redemptions.  Shares of each New Fund may be purchased and redeemed at the net asset value of the shares of that New Fund next calculated after the transfer agent receives your request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Funds by contacting your financial intermediary or by mailing a check or wiring money into your account.  The New Funds will offer the same account minimums and automatic investment plan as the Funds.  The initial minimum and subsequent investments for each New Fund and account types are summarized below:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000	$100
Retirement Accounts	$1,000	$100
Automatic Investment Accounts	$500	$100

Redemptions

You may redeem any or all of your shares in the Funds or, after the Proposed Reorganizations, the New Funds by writing or telephoning the Funds or New Funds, as well as by participating in the Funds’ systematic withdrawal plan.  You may redeem a specified amount of money from your account once a month on a specified date.  These payments are sent from your account to a designated bank account by ACH payment.

Dividends and other Distributions

Each New Fund will have the same dividend and other distribution policy as the corresponding Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in a Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the corresponding New Fund’s shares following the Proposed Reorganizations.

Fiscal Year

The Funds currently operate on a fiscal year ending September 30.  Following the Proposed Reorganization, each New Fund will assume the financial history of the corresponding Fund and will continue to operate on a fiscal year ending September 30 of each year.

Legal Structures

As a technical matter of law, the New Trust is organized under a Delaware statutory trust and the Trust is organized under the laws of Massachusetts.  Many mutual funds in the United States use one of these two forms of organization because they are functionally very similar and in either case are subject to the same federal regulation.  Further information about the current structure of the New Trust and the Trust is contained in Appendix E and in their respective governing documents and relevant state law.

H.           COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which the New Trust intends to value the securities of the New Funds are substantially similar to the procedures used by the Trust to value the securities of the Funds.  In all cases where quoted market prices are not available or quoted prices are deemed not to be representative of the market value of securities, both the New Trust and the Trust employ fair value procedures to value their securities in the Funds.  Material terms of the policies of the New Trust and the Trust are described below.

Exchange Traded Securities.  For both the New Trust and the Trust, securities that are traded on an exchange are valued using the last reported sales price.  If a sales price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Over the Counter Securities.  For both the New Trust and the Trust, securities that are not traded on an exchange are valued using the last reported sales price.  However, if a sales price is not readily available, the security is priced using the mean of the last quoted closing bid and asked prices.

Options and Futures.  For both the New Trust and the Trust, exchange traded options are valued at the composite price using the National Best Bid and Offer quotes.  Futures contracts are valued using the last reported sales price.  If prices for either options or futures contracts are not readily available as per the above, the New Trust and the Trust will implement their fair value procedures.

Money Market or Short-Term Instruments.  For both the New Trust and the Trust, money market instruments are valued at amortized cost.

Debt Securities.  For both the New Trust and the Trust, debt securities are valued using the mean between the closing bid and asked prices.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method.  In the absence of a reliable price from a pricing service, the New Trust and the Trust will implement their fair value procedures.

Foreign Securities.  For the New Trust and the Trust, foreign securities are priced in their local currencies as of the close of the primary exchange or market.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by the pricing service.

Fair Value Determinations.  For the New Trust and the Trust, the decision to fair value a portfolio security is made by each Board’s valuation committee when prices are not readily available or when, in the judgment of the Advisor, the prices available do not represent the fair value of the security.  The New Trust and Trust valuation committees may consider factors such as the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, and evaluation of any forces that influence the market, among others.  The New Trust and Trust valuation committees each report to their respective Board on a quarterly basis regarding any securities that have been fair valued.

I.           MANAGEMENT

FundX Investment Group, LLC.  The New Funds will maintain the same investment advisor as their corresponding Funds.  Each Fund’s Advisor is FundX Investment Group, LLC, 235 Montgomery Street, Suite 1049, San Francisco, California 94104.  The Advisor, a California limited liability company, does business under the name of FundX Investment Group.  The Advisor has provided investment advisory and management services to clients for over 20 years.  The Advisor managed approximately $1 billion in client assets as of March 31, 2014.

FundX Investment Group, LLC.  The New Funds will maintain the same investment advisor as their corresponding Funds.  Each Fund’s Advisor is FundX Investment Group, LLC, 235 Montgomery Street, Suite 1049, San Francisco, California 94104.  The Advisor, a California limited liability company, does business under the name of FundX Investment Group.  The Advisor has provided investment advisory and management services to clients for over 20 years.  The Advisor managed approximately $[•] billion in client assets as of March 31, 2014.

The Advisor receives an annual advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated below.  For the fiscal year ended September 30, 2013, the Advisor received, after applicable fee waivers (“Net Advisory Fee Received”), an advisory fee at an annual rate of each Fund’s average daily net assets as follows:

	Annual Advisory Fee	Net Advisory Fee Received (after waivers or recoupments)
FundX Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.	1.00%
FundX Flexible Income Fund	0.70%	0.70%
FundX Conservative Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.	0.99%
FundX Aggressive Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.	0.99%
FundX Tactical Upgrader Fund	1.00%	0.99%
FundX Tactical Total Return Fund	1.00%	0.01%

FundX has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds until January 31, 2016 following the completion of the Proposed Reorganizations.  FundX will be entitled to recoup any expenses paid or advisory fees waived prior to the Proposed Reorganizations, which would result in a direct benefit to FundX.

Third Party Service Providers

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, will continue to serve as the New Funds’ independent registered public accounting firm and will audit the financial statements and the financial highlights of the New Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will continue to serve as the administrator, transfer agent, and fund accountant for the New Funds.

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of all of the New Funds.

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 will continue to serve as the New Funds’ Distributor.  USBFS, U.S. Bank and Quasar are affiliates.

J.           CAPITALIZATION

The following tables set forth as of May 2, 2014: (1) the unaudited capitalization of each Fund and the unaudited capitalization of the corresponding New Fund, and (2) the unaudited pro forma combined capitalization of that New Fund assuming the Proposed Reorganization has been approved.  If the Proposed Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Fund and changes in net asset value per share.

Capitalization as of May 2, 2014 (unaudited)
Fund	Current Fund	New Fund	Pro Forma
FundX Upgrader Fund
Total Net Assets	$268,908,714	0	$268,908,714
Shares Outstanding	5,854,231	0	5,854,231
Net Asset Value Per Share	$45.93	0	$45.93
FundX Flexible Income Fund
Total Net Assets	$141,602,622	0	$141,602,622
Shares Outstanding	4,683,211	0	4,683,211
Net Asset Value Per Share	$30.24	0	$30.24
FundX Conservative Upgrader Fund
Total Net Assets	$50,436,639	0	$50,436,639
Shares Outstanding	1,269,200	0	1,269,200
Net Asset Value Per Share	$39.74	0	$39.74
FundX Aggressive Upgrader Fund
Total Net Assets	$76,826,598	0	$76,826,598
Shares Outstanding	1,462,410	0	1,462,410
Net Asset Value Per Share	$52.53	0	$52.53
FundX Tactical Upgrader Fund
Total Net Assets	$60,354,021	0	$60,354,021
Shares Outstanding	2,927,721	0	2,927,721
Net Asset Value Per Share	$20.61	0	$20.61
FundX Tactical Total Return Fund
Total Net Assets	$6,083,749	0	$6,083,749
Shares Outstanding	237,790	0	237,790
Net Asset Value Per Share	$25.58	0	$25.58

K.           SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

The following is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided it is approved by a Fund’s shareholders.  The consummation of any Proposed Reorganization is not contingent on the consummation of any other Proposed Reorganization.  Thus, if any Fund’s shareholders do not approve the Plan of Reorganization with respect to that Fund, the Proposed Reorganization thereof will not be effected, but the Proposed Reorganizations of the other Funds will not be affected thereby.

Assuming that a Fund’s shareholders approve the Plan of Reorganization with respect thereto, the Proposed Reorganization involving that Fund will proceed as follows.  First, the Fund will transfer all of its assets to the corresponding New Fund in exchange solely for shares of the New Fund and the assumption by the New Fund of all liabilities of the Fund.  Immediately thereafter, the Fund will liquidate and distribute the shares received from the New Fund to its shareholders in exchange for their shares of the Fund.  This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Proposed Reorganization.  Every shareholder will own the same number of shares of the New Fund as the number of shares of the corresponding Fund held by the shareholder immediately before the Proposed Reorganization.  The value of your investment immediately after the Proposed Reorganization will be the same as it was immediately prior to the Proposed Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions

Each Proposed Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Certain of these conditions may be waived by the Board of the Trust and/or the Board of the New Trust.  Two significant conditions that may not be waived are (a) the receipt by the Trust and New Trust of an opinion of counsel to the New Trust as to certain federal income tax aspects of the Proposed Reorganizations and (b) the approval of the Plan of Reorganization by shareholders of the Funds.  Under certain circumstances, the Plan of Reorganization may be terminated and the Proposed Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the Funds’ shareholders, by the Board of the Trust or the New Trust.  In addition, the Plan of Reorganization may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Funds.

L.           FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Proposed Reorganization, the Trust and New Trust will receive an opinion of counsel to the New Trust to the effect that the Proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided a Proposed Reorganization so qualifies, the Fund, the New Fund, and the Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization.  In addition, the tax basis of, and the holding period for, a New Fund’s shares received by each shareholder of the corresponding Fund in a Proposed Reorganization will be the same as the tax basis of, and the holding period for, the Fund’s shares exchanged by such shareholder in the Proposed Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Fund’s shares exchanged must have been held as capital assets by the shareholder).

Each Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, each Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.

Provided that a Proposed Reorganization qualifies as a tax-free reorganization under Section 368(a) of the Code, then for U.S. federal income tax purposes, generally:
●	The participating Fund will not recognize any gain or loss as a result of the Proposed Reorganization;
●
A Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund’s shares in exchange for such shareholder’s Fund shares pursuant to the Proposed Reorganization;

●	The tax basis in and holding period for the Fund’s assets will be maintained when transferred to the New Fund; and
●
A Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Proposed Reorganization will equal such shareholder’s aggregate tax basis in the Fund shares held immediately before the Proposed Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

M.           CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Proposed Reorganizations, the operations of the New Funds will be overseen by the New Trust’s Board.  The business of the New Trust is managed under the direction of the New Trust’s Board in accordance with Governing Documents, which have been filed with the SEC.  The New Trust’s Board consists of four individuals, three of whom are Independent Trustees.  The Trust’s Board of Trustees consists of five Trustees, all of whom are Independent Trustees.

Pursuant to the Governing Documents of the New Trust, the New Trust’s Board is responsible for the overall management of the New Trust, including general supervision and review of the investment activities of the New Funds.  The New Trust’s Board, in turn, elects the officers of the New Trust (i.e., President, a Secretary, a Treasurer, and a Chief Compliance Officer), who are responsible for administering the day-to-day operations of the New Trust and its separate series.  The New Trust’s Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Trust’s Board, are necessary or incidental to carry out any of New Trust’s purposes.  The Board of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust.  The Trustees, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of the New Trust and their principal occupation during the past five years.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Jan Gullett (born 1954) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	President & Founder, AVANTX, Inc. (a private firm providing dynamic trading system algorithm signals and services that supplement a long term investment portfolio), August 2006 to present.	6	None
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980-Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).	6
Director,
Board of
Firsthand
Technology
Value Fund,
(One
Portfolio)
(2010-
Present).
Trustee,
Firsthand
Funds (two
portfolios)
(2013-
Present).
Director of
iShares
Delaware
Trust
(a commodity
pool operator)
(2009-
Present).

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Interested Trustees and Officers of the Trust
Janet Brown(2) (born 1950) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, since 1978.	6	N/A
Jason Browne (born 1970) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	President	Indefinite Term; Since April 2014	Chief Investment Officer, FundX Investment Group, since June 2000.	N/A	N/A
Bernardo Kuan (born 1959) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chief Compliance Officer and Vice President	Indefinite Term; Since April 2014	CCO, FundX Investment Group, since 2011. Assistant to CCO, FundX Investment Group (2009-2010). IT, Operations Executive, Data Analyst, FundX Investment Group (1998-Present).	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Treasurer	Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, since 1990.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Secretary	Indefinite Term; Since April 2014	Director of Publications, FundX Investment Group, since 2001.	N/A	N/A

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

(2)	Ms. Brown is considered an “interested person” of the Trust, as defined in the 1940 Act, because of her current position with the Advisor.

Additional Information Concerning the Board of Trustees

The Role of the Board
The Board oversees the management and operations of the New Trust.  Like all mutual funds, the day-to-day management and operation of the New Trust is the responsibility of the various service providers to the New Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the New Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the New Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the New Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the New Trust and its oversight role does not make the Board a guarantor of the New Trust’s investments, operations or activities.

Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established four standing committees, a Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Valuation Committee.  The majority of the Trustees are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates.  One Trustee is an Interested Trustee.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of the Independent Trustees.  The Valuation Committee is comprised of Independent Trustees.  The Chairperson of the Board is an Interested Trustee.  The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed an officer of the Advisor as the President of the New Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Interested Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the New Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the New Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Funds.  In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

O.           VOTE REQUIRED FOR PROPOSAL 1

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on Proposal 1, whichever is less.

The Board unanimously recommends that shareholders vote “FOR” Proposal 1.

ADDITIONAL INFORMATION

Expenses related to the Proxy Statement

All mailing, proxy solicitation and tabulation expenses associated with the Proposals will be borne by the Advisor.

Any Purchases or Sales of Securities of the Advisor

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Advisor or any of their respective affiliated companies.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date, May 23, 2014, will be entitled to be present and vote at the Special Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Funds were outstanding:

Fund	Outstanding Shares as of May 23, 2014
FundX Upgrader Fund	5,826,342.317
FundX Flexible Income Fund	1,446,972.687
FundX Conservative Upgrader Fund	1,291,970.926
FundX Aggressive Upgrader Fund	4,733,559.382
FundX Tactical Upgrader Fund	2,862,523.715
FundX Tactical Total Return Fund	250,705.021

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund.

As of May 23, 2014, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of each of the Funds.  As of May 23, 2014, the following shareholders were considered to be either a control person or an affiliated person of the Funds:

Upgrader Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-1905	44.14%	Record
National Financial Services, LLC For the Benefit of our Customers 200 Liberty St. New York, NY 10281-1003	21.20%	Record

Name and Address	% Ownership	Type of Ownership
TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	9.52%	Record

Flexible Income Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-190	66.72%	Record
National Financial Services, LLC For the Benefit of our Customers 200 Liberty St. New York, NY 10281-1003	16.89%	Record
TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	6.10%	Record

Conservative Upgrader Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-190	43.98%	Record
National Financial Services, LLC For the Benefit of our Customers 200 Liberty St. New York, NY 10281-1003	21.05%	Record
TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	15.00%	Record

Aggressive Upgrader Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-190	40.03%	Record
National Financial Services, LLC For the Benefit of our Customers 200 Liberty St. New York, NY 10281-1003	27.74%	Record

Name and Address	% Ownership	Type of Ownership
TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	7.71%	Record

Tactical Upgrader Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-190	88.96%	Record
National Financial Services, LLC For the Benefit of our Customers 200 Liberty St. New York, NY 10281-1003	6.26%	Record

Tactical Total Return Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 94105-190	72.26%	Record
TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	18.18%	Record

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Professionally Managed Portfolios, 2020 E. Financial Way, Suite 100, Glendora, California, 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the Proposals will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Professionally Managed Portfolios, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own.  You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, please call us toll-free at 1-800-814-8954.

The Advisor expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from the Advisor’s officers or employees initially or officers and employees of AST Fund Solutions.  The Advisor will pay the expenses of the preparation, printing and mailing of the proxy materials, the solicitation of proxies, and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card.  If no specification is made on a proxy card, shares will be voted FOR the Proposals.

QUORUM AND REQUIRED VOTE FOR THE FUNDS

The presence in person or by proxy of the holders of record of forty percent (40%) of the shares of each of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  Approval of each Proposal requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.  Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.  Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals.  Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

HOUSEHOLDING

In an effort to decrease costs, the Funds have only sent one Notice of Internet Availability of the Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Transfer Agent toll free at 1-866-455-FUND [3863] to request individual copies of these documents.  If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to FundX Upgrader Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

For a free copy of the Funds’ latest annual and/or semiannual reports, call 1-866-455-FUND [3863], visit the Funds’ website at www.upgraderfunds.com, the SEC’s website at www.sec.gov or write to FundX Upgrader Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of May 30, 2014 , by and between FundX Investment Trust, a Delaware statutory trust (the “FundX Investment Trust”), on behalf of its separate investment series listed on Schedule A (the “Acquiring Funds”) and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), on behalf of its separate investment series listed on Schedule A (the “Acquired Funds” and, together with the Acquiring Funds, the “Funds”).  FundX Investment Group, the investment adviser to the Acquiring Funds and the Acquired Funds, is a party to this Agreement solely for purposes of paragraph 8.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Funds are made and shall be taken or undertaken by the FundX Investment Trust on behalf of the Acquiring Funds and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquired Funds are made and shall be taken or undertaken by PMP on behalf of the Acquired Funds.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of each of the Acquired Funds to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund (the “Acquiring Fund Shares”), the assumption by each Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of each corresponding Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of each of the Acquired Funds, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Funds and the Acquired Funds are (or will by the Effective Time, as defined in paragraph 3.1) each separate investment series of registered open-end management investment companies, and the Acquired Funds own securities which are assets of the character in which the Acquiring Funds are permitted to invest; and

WHEREAS, the Acquired Funds and the Acquiring Funds are each authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the FundX Investment Trust has determined, with respect to each of the Acquiring Funds, that: (1) participation in the Reorganization is in the best interests of each of the Acquiring Funds and their shareholders, and (2) the interests of the existing shareholders of each of the Acquiring Funds would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of PMP has determined, with respect to each of the Acquired Funds, that: (1) participation in the Reorganization is in the best interests of each of the Acquired Funds and their shareholders, and (2) the interests of the existing shareholders of each of the Acquired Funds would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.  The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), PMP shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of each of the Acquired Funds to the corresponding Acquiring Fund, and FundX Investment Trust shall assume the Liabilities (as defined in paragraph 1.3) of each of the Acquired Funds on behalf of the Acquiring Funds.  In consideration of the foregoing, at the Effective Time, each of the Acquiring Funds shall deliver to the corresponding Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.  Assets of the Acquired Funds.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of each respective Acquired Fund at the Valuation Time, books and records of each Acquired Fund, and any other property owned by the Acquired Funds at the Valuation Time (collectively, the “Assets”).

1.3.  Liabilities of the Acquired Funds.  Each Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  Each Acquiring Fund will assume all of its corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise (including any amounts FundX Investment Group may be entitled to recoup from the Funds due to any expenses paid or advisory fees waived prior to the Proposed Reorganizations pursuant to the Operating Expense Limitation Agreement dated August 31, 2013) in existence on the Closing Date (collectively, the “Liabilities”).

1.4.  Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Acquired Fund will distribute the Acquiring Fund Shares received from its corresponding Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of each Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to the respective Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of each respective Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of each Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Funds.  The Acquiring Funds shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.  Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent (as defined in paragraph 3.3).

1.6.  Filing Responsibilities of the Acquired Funds.  Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date and such later date as the Acquired Funds’ existence is terminated.

2.	VALUATION

2.1.  Net Asset Value of the Acquired Funds.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Funds.

2.2.  Net Asset Value of the Acquiring Funds.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Funds.

2.3.  Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be determined by: dividing the value of the per share net asset value of the Acquired Fund Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the per share net asset value of the corresponding Acquiring Fund Shares, determined in accordance with the valuation procedures referred to in paragraph 2.2.  The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.  Determination of Value.  All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.  PMP and FundX Investment Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of any Acquired Fund which are also held by a corresponding Acquiring Fund.

2.5.  Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

3.	CLOSING

3.1.  Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PMP on or about August 1, 2014, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2.  Transfer and Delivery of Assets.  PMP shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Funds, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Funds at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of each respective Acquired Fund, to U.S. Bank, as custodian for the corresponding Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by each Acquired Fund as of the Effective Time for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of each of the Acquired Funds, shall deliver to U.S. Bank, as custodian of each corresponding Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which each Acquired Fund’s Assets are deposited, each Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3.  Share Records.  PMP shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for each of the Acquired Funds (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  Each Acquiring Fund shall issue and deliver to the Secretary of the corresponding Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to each respective Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Funds as of the Effective Time that such Acquiring Fund Shares have been credited to each Acquired Fund’s accounts on the books of the corresponding Acquiring Fund.

3.4.  Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees of PMP and the FundX Investment Trust, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  Representations and Warranties of the Acquired Funds.  Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of PMP, PMP represents and warrants to FundX Investment Trust as follows:

    (a)  Each Acquired Fund is a duly established series of PMP, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

    (b)  PMP is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

    (c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

    (d)  The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

    (e)  At the Effective Time, each Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, each corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

    (f)  PMP is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquired Fund is a party or by which it is bound.

    (g)  All material contracts or other commitments of each Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to each such Acquired Fund on or prior to the Effective Time.

    (h)  Except as otherwise disclosed to and accepted by the Acquiring Funds in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Funds or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Funds know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

    (i)  The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedules of Investments of the Acquired Funds at September 30, 2013 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    (j)  Since September 30, 2013, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of an Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

    (k)  At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

    (l)  At the end of their first taxable year since the commencement of operations, each Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  Each Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  None of the Acquired Funds has at any time since its inception been liable for, nor is any now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other material tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on each Acquired Fund’s books. The Acquired Funds have no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Funds will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Funds at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and to the best of our knowledge, there exist no circumstances or basis for penalties to be asserted in a material amount.

    (m)  All of the issued and outstanding shares of the Acquired Funds will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Acquired Fund, as provided in paragraph 3.3.  The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund’s shares.

    (n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of PMP, on behalf of each Acquired Fund, and, subject to the approval of the shareholders of each respective Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

    (o)  The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to any Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Funds for use therein.

4.2.  Representations and Warranties of the Acquiring Funds.  Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of the FundX Investment Trust, FundX Investment Trust represents and warrants to PMP as follows:

    (a)  Each Acquiring Fund is a duly established series of the FundX Investment Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, to own all of its properties and assets and to carry on its business as it is presently conducted.

    (b)  At the Effective Time, the FundX Investment Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

    (c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

    (d)  The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

    (e)  The FundX Investment Trust is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of the FundX Investment Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquiring Fund is a party or by which it is bound.

    (f)  Except as otherwise disclosed to and accepted by the Acquired Funds in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to each Acquiring Fund’s knowledge, threatened against an Acquiring Fund, or any Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect an Acquiring Fund’s financial condition or the conduct of its business.  The Acquiring Funds know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

    (g)  Prior to the Effective Time, none of the Acquiring Funds will have carried on any business activity and none will have any assets or liabilities.

    (h)  At the Effective Time, all issued and outstanding shares of each Acquiring Fund will be duly and validly issued and outstanding, fully paid and non-assessable by the FundX Investment Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

    (i)  Each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will elect to be treated as such, and will compute its federal income tax under Section 852 of the Code for the period beginning on the Closing Date.

    (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the FundX Investment Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

    (k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the FundX Investment Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

    (l)  The Proxy Statement, insofar as it relates to any Acquiring Fund and the Acquiring Fund Shares, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Funds for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.  Conduct of Business.  Each Acquired Fund will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  No Distribution of Acquiring Fund Shares.  Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.  Information.  Each Acquired Fund will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4.  Other Necessary Action.  Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.  Shareholder Meeting.  Each Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.  Proxy Statement.  In connection with the shareholder meetings referred to in paragraph 5.5 above, each Acquired Fund will provide the Acquiring Funds with information regarding the Acquired Funds, and the Acquiring Funds will provide the Acquired Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of a Proxy Statement on Schedule 14A (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.  Liquidating Distribution.  As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.  Best Efforts.  The Acquiring Funds and the Acquired Funds shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.  Other Instruments.  The Acquired Funds and the Acquiring Funds, each covenant that they will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Funds, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Funds, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.  Regulatory Approvals.  The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Effective Time.

6.	CONDITIONS PRECEDENT

6.1.  Conditions Precedent to Obligations of the Acquired Funds.  The obligations of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at PMP’s election, to the following conditions:

(a)  All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)  FundX Investment Trust shall have delivered to the Acquired Funds a certificate executed in the name of FundX Investment Trust by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PMP, and dated as of the Effective Time, to the effect that the representations and warranties of the FundX Investment Trust, on behalf of each of the Acquiring Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PMP shall reasonably request.

(c)  The Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Funds, on or before the Effective Time.

(d)  The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)  PMP, on behalf of the Acquired Funds, shall have received on the Closing Date the opinion of Cravath and Associates, LLC, counsel to the FundX Investment Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel) (each such opinion may reasonably rely on certificates of officers or Trustees of the FundX Investment Trust) dated as of the Closing Date, covering the following points:

    (i)  The FundX Investment Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Funds’ properties and assets and to carry on its business, including that of each Acquiring Fund, as a registered investment company, and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

    (ii)  The Agreement has been duly authorized, executed and delivered by the FundX Investment Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by PMP, is a valid and binding obligation of the FundX Investment Trust on behalf of each Acquiring Fund enforceable against the FundX Investment Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

    (iii)  The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the FundX Investment Trust, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

    (iv)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the FundX Investment Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the FundX Investment Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the FundX Investment Trust is a party or by which it is bound;

    (v)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the FundX Investment Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining on such laws);

    (vi)  The FundX Investment Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and each Acquiring Fund is a separate series of the FundX Investment Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the FundX Investment Trust and applicable law; and

    (vii)  To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the FundX Investment Trust or any Acquiring Fund or any of their respective properties or assets and neither the FundX Investment Trust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.  Conditions Precedent to Obligations of the Acquiring Funds. The obligations of the Acquiring Funds to complete the transactions provided for herein shall be subject, at the FundX Investment Trust’s election, to the following conditions:

    (a)  All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

    (b)  PMP shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of PMP.

    (c)  PMP shall have delivered to the Acquiring Funds a certificate executed in the name of PMP by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the FundX Investment Trust shall reasonably request.

    (d)  The Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Effective Time.

    (e)  The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

    (f)  FundX Investment Trust, on behalf of the Acquiring Funds, shall have received on the Closing Date the opinion of Paul Hastings LLP, counsel to PMP (or local Massachusetts counsel with respect to matters governed by the laws of the Commonwealth of Massachusetts) (each such opinion may reasonably rely on certificates of officers or Trustees of PMP) dated as of the Closing Date, covering the following points:

       (i)  PMP Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquired Funds’ properties and assets, and to carry on its business, including that of the Acquired Funds, as presently conducted;

       (ii)  The Agreement has been duly authorized, executed and delivered by PMP, on behalf of the Acquired Funds, and, assuming due authorization, execution and delivery of the Agreement by FundX Investment Trust, on behalf of the Acquiring Funds, is a valid and binding obligation of the PMP, on behalf of the Acquired Funds, enforceable against PMP in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

       (iii)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of PMP’s Declaration of Trust or its By-Laws or any provision of any agreement (known to such counsel) to which PMP is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to FundX Investment Trust, judgment or decree to which PMP is a party or by which it is bound;

       (iv)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by PMP in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining on such laws);

       (v)  PMP is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Funds, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

       (vi)  The outstanding shares of the Acquired Funds are registered under the 1933 Act, and such registration is in full force and effect; and

       (vii)  To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PMP or any Acquired Fund or any of their respective properties or assets, and neither PMP nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Funds or the Acquiring Funds shall, at their option, not be required to consummate the transactions contemplated by this Agreement.

(a)  The Agreement and the transactions contemplated herein shall have been approved by: (i) the Board of Trustees of PMP and (ii) the shareholders of each Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Funds.  Notwithstanding anything herein to the contrary, neither PMP, on behalf of the Acquired Funds, nor the FundX Investment Trust on behalf of the Acquiring Funds, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)  At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of PMP, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions.

(d)  PMP and the FundX Investment Trust shall have received an opinion of the Law Offices of Robert M. Elwood as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

    (i)  The transfer by each Acquired Fund of all of its assets to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and both the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of such Code Section;

    (ii)  No gain or loss will be recognized by an Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

    (iii)  No gain or loss will be recognized by an Acquiring Fund as a result of such transactions;

    (iv)  No gain or loss will be recognized by the shareholders of any Acquired Fund upon the distribution to them by the FundX Investment Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Funds;

    (v)  The basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder's Acquired Fund shares immediately prior to such transactions;

    (vi)  The basis of the Acquired Fund Assets received by an Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to such transactions;

    (vii)  A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

    (viii)  The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets; and

    (ix)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) any Acquired Fund or any Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of Robert M. Elwood may reasonably request, and the Acquired Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4.  U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5.  The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6.  The Acquiring Funds shall have issued and delivered to the Secretary of the Acquired Funds the confirmation as set forth in paragraph 3.3.

6.7.  Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.	INDEMNIFICATION

7.1.  Indemnification by the Acquiring Funds.  The FundX Investment Trust, solely out of each respective Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Funds, and their trustees, officers, employees and agents (the “PMP Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the PMP Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquired Fund or its respective trustees, officers, employees or agents.

7.2.  Indemnification by the Acquired Funds.  PMP, solely out of each respective Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Funds, and their trustees, officers, employees and agents (the “FundX Investment Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the FundX Investment Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquiring Fund or its respective trustees, officers, employees or agents.

7.3.  Liability of PMP.  The parties understand and agree that the obligations of any of the Acquired Funds under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PMP personally, but bind only the subject Acquired Fund’s property.  Moreover, no series of PMP other than the subject Acquired Fund shall be responsible for the obligations of PMP hereunder, and all persons shall look only to the assets of such subject Acquired Fund to satisfy the obligations of any such Acquired Fund hereunder.  The parties represent that they each have notice of the provisions of the Declaration of Trust of PMP disclaiming such trustee, shareholder, nominee, officer, agent or employee liability for acts or obligations of an Acquired Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.  No Broker or Finder Fees.  The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.  Expenses of Reorganization.  The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by FundX Investment Group.  The costs of the Reorganization shall include, but not be limited to: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement and prospectus supplements of the Acquired Funds relating to the Reorganization, expenses of holding the shareholder meeting with respect to the Acquired Funds, and winding down the operations and terminating the existence of the Acquired Funds; (2) legal fees of counsel to each of the Acquired Funds and Acquiring Funds, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and (3) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1.  Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either party, on behalf of either the Acquired Funds or the Acquiring Funds, respectively; provided, however, that following a meeting of the shareholders of the Acquired Funds called by the Board of Trustees of PMP pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2.  Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of either party, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, California 91741
Attention: Elaine Richards, Esq.

With copies (which shall not constitute notice) to:

Paul Hastings LLP
Park Avenue Tower - 75 E. 55th Street
New York, New York 10022
Attention: Domenick Pugliese, Esq.

If to the FundX Investment Trust:

FundX Investment Trust
235 Montgomery St., Ste. 1049
San Francisco, CA 94104
Attention: Jason Browne

With copies (which shall not constitute notice) to:

Cravath and Associates, LLC
19809 Shady Brook Way,
Gaithersburg, MD 20879

Attention: Steven G. Cravath, Esq.

11.	MISCELLANEOUS

11.1.  Entire Agreement.  The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.  Survival.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.  Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

11.5.  Assignment.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

FUNDX INVESTMENT TRUST on behalf of the Acquiring Funds listed on Schedule A	PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the Acquired Funds listed on Schedule A

By: /s/ Jason Browne	By: /s/ Elaine E. Richards
Name: Jason Browne	Name: Elaine E. Richards
Title: President of FundX Investment Trust	Title: President and Secretary of Professionally Managed Portfolios

FUNDX INVESTMENT GROUP (Solely for purposes of Paragraph 8.2)

By: /s/ Janet Brown
Name: Janet Brown
Title: President of FundX Investment Group

SCHEDULE A

THE ACQUIRED FUNDS (each Acquired Fund is a series of Professionally Managed Portfolios)	THE ACQUIRING FUNDS (each Acquiring Fund is a series of FundX Investment Trust)
FundX Upgrader Fund – FUNDX	FundX Upgrader Fund – FUNDX
FundX Flexible Income Fund – INCMX	FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX	FundX Conservative Upgrader Fund – RELAX
FundX Aggressive Upgrader Fund – HOTFX	FundX Aggressive Upgrader Fund – HOTFX
FundX Tactical Upgrader Fund – TACTX	FundX Tactical Upgrader Fund – TACTX
FundX Tactical Total Return Fund – TOTLX	FundX Tactical Total Return Fund – TOTLX

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Funds’ and New Funds’ Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of each Fund are identical to that of the corresponding New Fund as further outlined in the following table.  The following discussion describes the investment objectives and principal investment strategies that are associated with each Fund and its corresponding New Fund.  References to a Fund refer to both the Fund and the New Fund.

FundX Upgrader Fund
Investment Objective	The FundX Upgrader Fund (“Upgrader Fund”) seeks to maximize capital appreciation over the long term without regard to income.
Principal Investment Strategies
The Upgrader Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends.  The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.

Under normal market conditions, the Upgrader Fund will invest predominantly in Core Equity Underlying Funds, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations.  Core Equity Underlying Funds may also invest in fixed income securities.  Core Equity Underlying Funds allow the Fund to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.  The Upgrader Fund may purchase, without limit, shares of Underlying Funds that invest in domestic, international and global securities.

To a lesser extent the Upgrader Fund may also invest a portion of its assets in Aggressive Equity Underlying Funds, which may invest in more concentrated portfolios or in small-cap, mid-cap or less-seasoned companies, or may make significant use of complex investment techniques, such as leverage, short sales and margin.  Aggressive Equity Underlying Funds may be riskier than Core Equity Underlying Funds, but may hold the potential for higher reward.  Aggressive Equity Funds allow the Fund to participate in more specialized stock market leadership trends, such as rotations between specific sectors or within emerging markets.  The Upgrader Fund may hold up to 50% of its assets in Underlying Funds that focus on emerging markets.

For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements.  To the extent the Fund is invested in such defensive investment, the Fund may not achieve its investment objective.

FundX Flexible Income Fund
Investment Objective	The FundX Flexible Income Fund (“Flexible Income Fund”) seeks to generate total return, which is capital appreciation plus current income.
Principal Investment Strategies
The Flexible Income Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.

Under normal market conditions, the Flexible Income Fund will invest predominately in Bond Underlying Funds of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure.  The Fund attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment.  The Fund aims to control downside risk by limiting exposure to more volatile areas of the bond market.  The Flexible Income Fund may purchase, without limit, shares of Underlying Funds that invest in domestic and international corporate or government bonds.  Additionally, the Flexible Income Fund may hold up to 50% of its assets in Underlying Funds that focus on emerging markets.

To a lesser extent the Flexible Income Fund may also invest a portion of its assets in Total Return Underlying Funds, which may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches.  Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest rate risk.

For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements.  To the extent the Fund is invested in such defensive investment, the Fund may not achieve its investment objective.

FundX Conservative Upgrader Fund
Investment Objective
The FundX Conservative Upgrader Fund (“Conservative Fund”) seeks to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.

Principal Investment Strategies
The Conservative Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends.  The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.

Under normal market conditions, the Conservative Fund will invest predominantly in Core Equity Underlying Funds, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations. Core Equity Underlying Funds may also invest in fixed income securities.  Core Equity Underlying Funds allow the Fund to participate in broad stock market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.  The Conservative Fund may purchase, without limit, shares of Underlying Funds that invest in domestic, international and global securities.  Additionally, the Conservative Fund may hold up to 50% of its assets in Underlying Funds that focus on emerging markets.

The Conservative Fund may also invest in Total Return and Bond Underlying Funds which are less aggressive and may involve investment in more balanced portfolio and fixed income securities. By investing in Bond Underlying Funds of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure, the Fund attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment. The Conservative Fund aims to control downside risk by limiting exposure to more volatile areas of the bond market and/or hedging its bond market exposure. Bond Underlying Funds attempt to cushion stock market volatility. It is possible that the Fund will, at times, gain some low to modest level of capital appreciation from its investments in equity funds. The Fund may also invest a portion of its assets in Total Return Underlying Funds, which may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches. Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest rate risk.

For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements.  To the extent the Fund is invested in such defensive investment, the Fund may not achieve its investment objective.

FundX Aggressive Upgrader Fund
Investment Objective	The FundX Aggressive Upgrader Fund (“Aggressive Fund”) seeks to maximize capital appreciation over the long term without regard to income.
Principal Investment Strategies
The Aggressive Fund is a fund-of-funds and as such invests primarily in no-load and load-waived mutual funds, including ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends.  The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.

Under normal market conditions, the Aggressive Fund will invest predominantly (and at times exclusively) in Aggressive Equity Underlying Funds, which may invest in more concentrated portfolios or in small-cap, mid-cap, or less-seasoned companies, or may make significant use of complex investment techniques, such as leverage, short sales and margin.  Aggressive Equity Underlying Funds may be riskier than Core Equity Underlying Funds, but may provide the potential for higher reward.  Aggressive Equity Underlying Funds allow the Aggressive Fund to participate in more specialized stock market leadership trends, such as rotations between specific sectors or within emerging markets.  The Aggressive Fund is not limited in the amount of its assets it holds in Underlying Funds that focus on emerging markets

To a lesser extent the Aggressive Fund may also invest a portion of its assets in Core Equity Underlying Funds, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations.  Core Equity Underlying Funds may also invest in fixed income securities.  Core Equity Funds allow the Fund to participate in broader stock market leadership trends, such as rotation between value and growth stocks, small- and large-cap stocks, and domestic and international stocks.  The Aggressive Fund may purchase, without limit, shares of Underlying Funds that invest in domestic, international and global securities.

For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements.  To the extent the Fund is invested in such defensive investment, the Fund may not achieve its investment objective.

FundX Tactical Upgrader Fund
Investment Objective	The FundX Tactical Upgrader Fund (“Tactical Fund”) seeks long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.
Principal Investment Strategies
The Tactical Fund is a fund-of-funds and as such invests in no-load and load waived mutual funds, but primarily in ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks.

Because markets change, the Advisor actively manages the Fund’s equity portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged to be more attractive than a current holding.

Under normal market conditions, the Tactical Fund will have a substantial holding in Core Equity Underlying Funds, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations.  Core Equity Underlying Funds holdings will typically be offset to some extent by hedges designed to reduce volatility.  Core Equity Underlying Funds may also invest in fixed income securities.  These positions allow the Tactical Fund to participate in broad stock market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.  The Tactical Fund may purchase, without limit, shares of Underlying Funds that invest in domestic, international and global securities.

To a lesser extent the Tactical Fund may also invest a portion of its assets in Aggressive Equity Underlying Funds, which may invest in more concentrated portfolios or in small-cap, mid-cap or less-seasoned companies, or may make significant use of complex investment techniques, such as leverage, short sales and margin. Aggressive Equity Underlying Funds may be riskier than Core Equity Underlying Funds, but may hold the potential for higher reward. Aggressive Equity Underlying Funds allow the Fund to participate in more specialized stock market leadership trends, such as rotations between specific sectors or within emerging markets. The Tactical Fund may hold up to 50% of its assets in Underlying Funds that focus on emerging markets.

In an attempt to balance the risk inherent in equity-based mutual funds, the Tactical Fund will attempt to buffer its stock market exposure with a variety of hedging techniques, such as raising cash and using options.  The level at which the portfolio is hedges will vary depending on the Advisor’s perception of the market’s level of risk at any given time.

For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements. To the extent the Fund is invested in such defensive investment, the Fund may not achieve its investment objective.

FundX Tactical Total Return Fund
Investment Objective
The FundX Tactical Total Return Fund (“Tactical Total Return Fund”) seeks long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.

Principal Investment Strategies
The Tactical Total Return Fund is a fund-of-funds and as such invests in no-load and load waived mutual funds, but primarily in ETFs (“Underlying Funds”).  The Underlying Funds, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.

Because markets change, the Advisor actively manages the Fund’s portfolio using a proprietary investment strategy called Upgrading, which seeks to capture global market trends.  The Advisor invests in the Underlying Funds that it considers to be in synch with current market leadership.  The Advisor sells an Underlying Fund when it believes that the Underlying Fund is no longer performing in synch with current market leadership or if a new Underlying Fund is judged more attractive than a current holding.

Under normal market conditions, the Tactical Total Return Fund will hold Core Equity Underlying Funds, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations.  Core Equity Underlying Fund holdings will typically be offset to some extent by hedges designed to reduce volatility.  Core Equity Underlying Funds may also invest in fixed income securities.  These positions allow the Fund to participate in broad stock market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.  The Tactical Total Return Fund may purchase, without limit, shares of Underlying Funds that invest in domestic, international and global securities.  Additionally, the Tactical Total Return Fund may hold up to 50% of its assets in Underlying Funds that focus on emerging markets.

The Tactical Total Return Fund may also invest in Bond Underlying Funds which are less aggressive and may involve investment in more balanced portfolio and fixed income securities.  By investing in Bond Underlying Funds of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure, the Fund attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment.  The Tactical Total Return Fund aims to control downside risk by limiting exposure to more volatile areas of the bond market and/or hedging its bond market exposure.  Bond Underlying Funds attempt to cushion stock market volatility.

To a lesser extent the Tactical Total Return Fund may also invest a portion of its assets in Total Return Underlying Funds, which may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, arbitrage or other approaches.  Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest rate risk.

To manage risk, the Tactical Total Return Fund attempts to buffer its stock and bond market exposure with a variety of hedging techniques, such as raising cash and using options.  The level at which the portfolio is hedged will vary depending on the Advisor’s perception of the market’s level of risk at any given time.

For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. government repurchase agreements. To the extent the Fund is invested in such defensive investment, the Fund may not achieve its investment objective.

The Advisor’s Process for Classifying the Underlying Funds

The Advisor has constructed three risk classes for equity funds.  Bond funds are grouped into a fourth class.  Using broad categories allows the Advisor to have a full range of investment opportunities available to the Funds.  For instance, rather than isolating international funds from domestic, the Advisor groups them with other funds with similar downside risk.  This allows the best funds to rise to the top, whatever their investment approach may be.  Occasionally, some overlap may occur.  You may find an Aggressive Equity Underlying Fund showing no more volatility than a typical Core Equity Underlying Fund.  Furthermore, the Advisor may re-classify Underlying Funds when new information indicates such change is appropriate.  The descriptions below provide a realistic indication of what might be expected from a fund in each classification.

Aggressive Equity Funds
Aggressive Equity Underlying Funds include equity funds invested in small- or mid-sized companies. These funds may focus on special investments, industries or market sectors. Many of these funds may lack diversification by focusing on a few industry sectors or concentrating their portfolios in a few individual holdings, in the hopes of achieving above-average returns.  International funds may concentrate in a particular country or region, including emerging markets or economies not considered mature.  These funds mostly hold common stocks, but may contain convertible bonds or other instruments.  These funds may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways that may likely to increase volatility.

Core Equity Funds
Core Equity Underlying Funds are generally comprised of diversified equity portfolios invested in well-established companies.  Such portfolios may include some fixed-income instruments such as bonds, convertibles, preferred stock or cash and may have flexibility to move to large cash positions.  International (foreign) or global (foreign and domestic) funds tend to invest in larger companies in mature economies (e.g., Europe & Japan).

Total Return (or Balanced) Funds
Total Return Underlying Funds may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral long/short, arbitrage or other approaches. Because Total Return Underlying Funds are not fully invested in bonds, these funds typically have less credit and interest rate risk.   Often these funds hold income-generating instruments, such as bonds, to lower portfolio volatility.  Some of these funds may use derivative instruments such as futures, put options or short selling to a limited extent to lessen volatility.

Bond/Fixed-Income Funds
Bond Underlying Funds have a primary objective of current income and preservation of capital.  These funds are divided into sub-categories of fixed-income securities based on credit quality, duration and maturity.  It is not the Advisor’s intention to purchase funds to achieve a particular tax result.

APPENDIX C
COMPARISON OF THE PRINCIPAL RISKS

Because the investment objectives and strategies of each New Fund are identical to each corresponding Fund, the New Funds are subject to identical investment risks of the corresponding Fund.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.

The following discussion describes the principal risks that are associated with each Fund and its corresponding New Fund.  References to a Fund refer to both the Fund and the New Fund.

FundX Upgrader Fund – Principal Risks
•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Upgrader Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Upgrader Fund.

•
Foreign Securities Risk – The Underlying Funds held by the Upgrader Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.

•
Derivative Risk – Some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•	Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.

•
Short Sales Risk – The Underlying Funds may engage in short sales which could cause an Underlying Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.

•	Small Company Risk – The Underlying Funds may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.

•
Sector Emphasis Risk – Some of the Underlying Funds may have particular emphasis in one or more sectors, subjecting that Underlying Fund to sector emphasis risk.  Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.

•
ETF Trading Risk – Because the Upgrader Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – To the extent the Upgrader Fund invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

•
Upgrading Strategy Risk – The Upgrader Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Upgrader Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Upgrader Fund include the risks related to each Underlying Fund in which the Upgrader Fund invests.  Although the Upgrader Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

FundX Flexible Income Fund – Principal Risks
•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Flexible Income Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Flexible Income Fund.

•
Foreign Securities Risk – The Underlying Funds held by the Flexible Income Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.

•
Derivative Risk – Some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•	Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.

•
Interest Rate and Credit Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Underlying Funds or may fall resulting in an increase in the value of such securities.

•
High-Yield Securities (Junk Bond) Risk – The value of fixed-income securities held by the Underlying Funds that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on public perception of the issuer.

•
ETF Trading Risk – Because the Flexible Income Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – To the extent the Flexible Income Fund invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

•
Upgrading Strategy Risk – The Flexible Income Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Flexible Income Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Flexible Income Fund include the risks related to each Underlying Fund in which the Flexible Income Fund invests.  Although the Flexible Income Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

FundX Conservative Upgrader Fund – Principal Risks
•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Conservative Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Conservative Fund.

•
Foreign Securities Risk – The Underlying Funds held by the Conservative Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.

•
Derivative Risk - Some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•	Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.

•	Small Company Risk – The Underlying Funds may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.

•
Sector Emphasis Risk – Some of the Underlying Funds may have particular emphasis in one or more sectors, subjecting that Underlying Fund to sector emphasis risk.  Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.

•
Interest Rate and Credit Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Underlying Funds or may fall resulting in an increase in the value of such securities.

•
High-Yield Securities (Junk Bond) Risk – The value of fixed-income securities held by the Underlying Funds that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on public perception of the issuer.

•
ETF Trading Risk – Because the Conservative Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – To the extent the Conservative Fund invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

•
Upgrading Strategy Risk – The Conservative Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Conservative Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Conservative Fund include the risks related to each Underlying Fund in which the Conservative Fund invests.  Although the Conservative Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

FundX Aggressive Upgrader Fund – Principal Risks
•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Aggressive Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Aggressive Fund.

•
Foreign Securities Risk – The Underlying Funds held by the Aggressive Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.

•
Derivative Risk – Some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•	Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.

•
Short Sales Risk –The Underlying Funds may engage in short sales which could cause an Underlying Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.

•	Small Company Risk – The Underlying Funds may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.

•
Sector Emphasis Risk – Some of the Underlying Funds may have particular emphasis in one or more sectors, subjecting that Underlying Fund to sector emphasis risk.  Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.

•
ETF Trading Risk – Because the Aggressive Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – To the extent the Aggressive Fund invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

•
Upgrading Strategy Risk – The Aggressive Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Aggressive Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Aggressive Fund include the risks related to each Underlying Fund in which the Aggressive Fund invests.  Although the Aggressive Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

FundX Tactical Upgrader Fund – Principal Risks
•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Tactical Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Tactical Fund, including the Advisor’s success at implementing hedging techniques to lower portfolio volatility.

•
Foreign Securities Risk – The Underlying Funds held by the Tactical Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.

•
Derivative Risk – The Fund and some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•	Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.

•
Short Sales Risk –The Underlying Funds may engage in short sales which could cause an Underlying Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.

•	Small Company Risk – The Underlying Funds may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.

•
Sector Emphasis Risk – Some of the Underlying Funds may have particular emphasis in one or more sectors, subjecting that Underlying Fund to sector emphasis risk.  Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.

•
ETF Trading Risk – Because the Tactical Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – The Tactical Fund’s Upgrading strategy, and in particular, the hedging strategy employed by the Advisor may result in high portfolio turnover from time to time.  High portfolio turnover may cause the Tactical Fund to incur higher transaction costs than would be the case if the Tactical Fund had lower portfolio turnover.

•
Upgrading Strategy Risk – The Tactical Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Tactical Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Tactical Fund include the risks related to each Underlying Fund in which the Tactical Fund invests.  Although the Tactical Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.

•
Aggressive Investment Technique Risk – The Underlying Funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

•
Options Risk – Selling call options can reduce the risk of owing equity funds or ETFs, but it limits the opportunity to profit from a rise in the stock market in exchange for the cash received for selling the call option.  The Fund also risks losing all or part of the cash paid for purchasing put options.  The effectiveness of the Fund’s options-based risk management strategy may be lessened if the Underlying Funds held do not correlate to the performance of the indexes or ETFs underlying its option positions.

FundX Tactical Total Return Fund – Principal Risks
•
General Market Risk – General market risk is the risk that the value of a Fund’s shares will fluctuate based on the performance of the securities held by the Underlying Funds it owns.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Management Risk – Management risk describes the Tactical Total Return Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Tactical Total Return Fund, including the Advisor’s success at implementing hedging techniques to lower portfolio volatility.

•
Foreign Securities Risk – The Underlying Funds held by the Tactical Total Return Fund may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.

•
Derivative Risk – The Fund and some Underlying Funds may use derivative instruments which derive their value from the value of an underlying asset, currency or index.  The value of derivatives may rise or fall more rapidly than other investments and it is possible to lose more than the initial amount invested.

•	Leverage Risk – Some Underlying Funds may borrow money for leveraging and will incur interest expense.

•
Short Sales Risk –The Underlying Funds may engage in short sales which could cause an Underlying Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.

•	Small Company Risk – The Underlying Funds may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.

•
Sector Emphasis Risk – Some of the Underlying Funds may have particular emphasis in one or more sectors, subjecting that Underlying Fund to sector emphasis risk.  Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.

•
ETF Trading Risk – Because the Tactical Total Return Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.

•
Portfolio Turnover Risk – The Tactical Total Return Fund’s Upgrading strategy, and in particular, the hedging strategy employed by the Advisor may result in high portfolio turnover from time to time.  High portfolio turnover may cause the Tactical Total Return Fund to incur higher transaction costs than would be the case if the Tactical Total Return Fund had lower portfolio turnover.

•
Upgrading Strategy Risk – The Tactical Total Return Fund employs an Upgrading strategy whereby it continually seeks to invest in the top-performing securities at a given time.  When investment decisions are based on near-term performance, however, the Tactical Total Return Fund may be exposed to the risk of buying Underlying Funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.

•
Underlying Funds Risk – The risks associated with the Tactical Total Return Fund include the risks related to each Underlying Fund in which the Tactical Total Return Fund invests.  Although the Tactical Total Return Fund seeks to reduce the risk of your investment by diversifying among mutual funds and ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•
Aggressive Investment Technique Risk – The Underlying Funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

•
Options Risk – Selling call options can reduce the risk of owing equity funds or ETFs, but it limits the opportunity to profit from a rise in the stock market in exchange for the cash received for selling the call option.  The Fund also risks losing all or part of the cash paid for purchasing put options.  The effectiveness of the Fund’s options-based risk management strategy may be lessened if the Underlying Funds held do not correlate to the performance of the indexes or ETFs underlying its option positions.

•
Mortgage- and Asset-Backed Securities Risk – The Underlying Funds may invest in mortgage- and asset-backed securities, which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  In a period of rising interest rates, these securities may exhibit additional volatility.

•
Interest Rate and Credit Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Underlying Funds or may fall resulting in an increase in the value of such securities.

•
High-Yield Securities (Junk Bonds) Risk – The value of fixed-income securities held by the Underlying Funds that are rated below investment grade (junk bonds) are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on public perception of the issuer.

APPENDIX D

THE FUNDS’ AND NEW FUNDS’ FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds’ and New Funds’ Fundamental Investment Limitations

Except for the investment limitation regarding industry concentration for the FundX Aggressive Upgrader Fund and FundX Conservative Upgrader Fund, as reflected below, the New Funds have adopted identical investment limitations to those of their corresponding Funds.  Fundamental investment limitations are those that cannot be changed by the Board without shareholder approval.  Below are the fundamental investment limitations of the Funds and New Funds:

The Upgrader Fund, the Flexible Income Fund, the Conservative Fund and the Aggressive Fund may not:

Fund		New Fund
1.	Make loans to others, except to the extent a repurchase agreement is deemed to be a loan.	Same
2.
(a)  Borrow money, except for temporary or emergency purposes.  Any such borrowing will be made only if, immediately thereafter, there is asset coverage of at least 300% of all borrowings. (b)Mortgage, pledge or hypothecate up to 33 1/3% of its assets except in connection with any such borrowings.

Same
3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account or underwrite securities.  (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

Same
4.	Purchase or sell real estate, commodities or commodity contracts.	Same
5.
With respect to the Upgrader Fund and the Flexible Income Fund, invest more than 25% of its total assets in the securities of any specific industry (other than investment companies).  The Aggressive Fund and the Conservative Fund may concentrate their investments in any one industry or sector if, as a result, no more than 70% and 50%, respectively, of each Fund’s assets will be invested in such industry or sector.

Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries (other than investment companies).  This restriction does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

The Advisor does not expect the change in policy to affect the way the Funds are managed.

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

Same

7.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or securities of other investment companies.)

Same

The Tactical Fund and the Tactical Total Return Fund may not:

Fund		New Fund
1.	Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.	Same
2.
(a) Purchase securities on margin, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
(b)Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.  Initial or variation for futures contracts will be deemed to be pledges of the Fund’s assets.

Same
3.	Act as an underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 as amended, in disposing of a portfolio security.	Same
4.	Purchase commodities or commodity contracts (other than futures contracts).	Same
5.
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by a company engaged in the real estate business.

Same
6.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries (other than investment companies).  This restriction does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.

Same
7.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or securities of other investment companies.)

Same

The Funds’ and New Funds’ Non-Fundamental Investment Limitations

All of the New Funds have adopted identical non-fundamental investment limitations to those of their corresponding Funds.  Non-fundamental investment limitations are those that can be changed by the Board without shareholder approval.  Below are the non-fundamental investment limitations of the Funds and New Funds:

The Upgrader Fund, the Flexible Income Fund, the Conservative Fund and the Aggressive Fund observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  Each Fund may not:

Fund		New Fund
1.	Invest in any issuer for purposes of exercising control or management.	Same
2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Same
3.	With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.	Same

Except with respect to borrowing, if a percentage restriction described in the Prospectus or SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

The Tactical Fund and the Tactical Total Return Fund observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Funds may not:

Fund		New Fund
1.	Invest in any issuer for purposes of exercising control or management.	Same
2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Same
3.	With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.	Same
4.
Each Fund will not invest in any Underlying Fund if, as a result of such investment, the securities held by the Underlying Fund and the securities held by all other Underlying Funds in the Fund’s portfolio, would cause the Fund to become concentrated (more 25% of its net assets) in any one industry or group of industries.
Same

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set in the Prospectus or SAI is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

APPENDIX E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for FundX Investment Trust, a Delaware statutory trust (“New Trust”) of which the New Funds are series, and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Funds are series, and is not a complete description of the New Trust’s or PMP’s governing documents.

Organization and Capital Structure

The New Trust is a Delaware statutory trust (a “DST”).  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The New Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The New Funds’ shares of beneficial interest are issued without par value.  The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the New Trust’s Board of Trustees.

PMP is a Massachusetts business trust (a “MBT”). A MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”).  PMP’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “MA Declaration”) and its Amended and Restated By-Laws (the “MA By-Laws”), both as they may have been amended from time to time.  The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Funds have no par value.  The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the MA Declaration, or as specified in resolutions of PMP’s Board of Trustees.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholders’ meetings.  The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances. A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting.  Neither the DE Declaration nor the DE By-Laws require a New Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of a New Fund is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of a New Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting in the election of Trustees.

The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting.  The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its Trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote.  Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a Trustee, except when a larger vote is required by any provision of PMP’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of Trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the Trustees may consider necessary or desirable.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no New Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a MBT.  The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Fund or the acts, obligations or affairs of PMP.  The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability among Series

The DE Declaration also provides that each series of the New Trust shall be separate and distinct from any other series of the New Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the New Trust or any other series.  Each class of a series of the New Trust shall be separate and distinct from any other class of that series.

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.  The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series.  All persons extending credit to, contracting with, or having any claim against a particular series of a Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

The DE Declaration provides that the shareholders of any series or class of the New Trust shall be entitled to receive dividends and other distributions when, if and as declared by its Board of Trustees.  The right of the New Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the New Trust’s Board of Trustees pursuant to the 1940 Act.

The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees.  For both MBTs and DSTs, dividends and other distributions may be paid in cash, in kind or in shares of the respective trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective trust’s affairs.

Election of Trustees; Terms; Removal

Under the DE Declaration, each Trustee shall hold office for the earlier of (1) the lifetime of the New Trust; or (2) the Trustee’s earlier death, resignation, is declared incompetent by a court of appropriate jurisdiction, removal, retirement, reaches mandatory retirement age, or inability otherwise to serve.  Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.  In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

The MA Declaration provides that each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

There is no cumulative voting for the election of Trustees of the MBTs or DSTs.  The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that a Trustee shall be liable to the New Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee or officer of the New Trust, when acting in such capacity, shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any Trustee or officer of the New Trust.  A Trustee or officer of the New Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the New Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The Massachusetts Statute does not include an express provision limiting the liability of the Trustees of a MBT.  The MA Declaration provides that no Trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the Trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”).  Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP.  If any Trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a Trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law.  This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a Trustee or officer.  The MA By-Laws further provide, however, that no indemnification shall be provided to a Trustee or officer: (1) for any liability to PMP or the shareholders arising from Disqualifying Conduct; (2) for any matter where the Trustee or officer has been finally adjudged to be liable in the performance of his or her duty to PMP unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a Trustee or officer, unless there has been a determination that the Trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the New Trust.

The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the New Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed solely by a majority vote of the Trustees (and not by a vote of the shareholders), provided that no restatement, amendment, supplement or repeal hereof shall limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to any acts or omissions of Trustees, officers or agents of the New Trust prior to such amendment.

The MA Declaration may be amended by an instrument in writing signed by a majority of the Trustees.  The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

Inspection Rights

The DE By-Laws provides that Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any Series shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the New Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, the New Trust may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, or by the Trustees by written notice to the shareholders.  Any series or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the Trustees by written notice to the shareholders of such series or class.

The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the Trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.

The DE Declaration provides that shareholders of the New Trust or any series may not bring a derivative action to enforce the right of the New Trust or an affected series or class unless certain conditions are met.  The MA Declaration does not specifically addresses derivative actions.

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FundX [Rest of Fund Name Here]

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